Exhibit 99.1

Worksport Announces Expansion of B2B Dealer Network and Upcoming Availability on Amazon, eBay, Walmart Marketplaces

West Seneca, New York, January 29, 2024 – Worksport Ltd. (Nasdaq: WKSP; WKSPW) (“Worksport” or the “Company”) is excited to announce the expansion of its “B2B” (Business-to-Business) dealer network in the U.S. and Canadian Markets. This strategic move aims to establish and increase the presence and accessibility of Worksport products across the United States and Canada including on major platforms such as Amazon, eBay, and Walmart, via B2B resellers.

Worksport anticipates beginning its sales efforts, developing its B2B network with its first client meetings planned in early February. Worksport’s sales team, including multiple sales agencies, are presently preparing for series of product road shows that will span all of North America. Worksport is strategically focused on cultivating robust and lucrative partnerships to seize a share of the estimated $3 billion Tonneau Cover Market. With approximately 60 million pickup trucks on the roads in the United States alone, Worksport aims to position itself as a key player in this thriving market by establishing lasting and mutually beneficial business relationships.

The cornerstone product where Worksport expects the most initial interest is its all-new Made in America AL3 Hard-Folding Tonneau Cover - a product that is 90%+ domestically sourced and a testament to Worksport’s commitment to quality and functionality. The AL3 cover is now available on the Worksport e-commerce site. However, in a progressive step forward, this product is expected to be available on major platforms such as Amazon, eBay, and Walmart, via B2B resellers in its rapidly expanding dealer B2B dealer network.

The AL3 cover is anticipated to initially be compatible with and available for a wide range of popular truck models, including RAM trucks by Stellantis, General Motors brands such as the GMC Sierra and Chevrolet Silverado, Ford F-Series, Jeep (Gladiator) by Stellantis, Nissan, and Toyota light trucks.

Steve Ravio, Director of Business at Worksport, commented on the development, “As a Made-in-America business with a keen focus on forging long standing and strong business-to-business relationships, we want to make it clear that Worksport is dedicated to offering the highest quality, best discounts, exclusive product versions, special deals, and the latest products to support its dealer network. We want to fully support local dealers and area distributors to be successful with the Worksport lineup of products. We are gearing up to assist our B2B dealers in making Worksport products available on their e-commerce websites and their Amazon, eBay, and Walmart platforms, as well as automotive stores and showrooms across the US and Canada.”

The Company is excited to build out its dealer network and bring its Made-in-America products to American consumers. With an estimated 70,000+ automotive related dealers across the United States, Worksport’s management believes there are tremendous growth opportunities. The team is committed to working diligently with dealers to ensure the AL3 Hard-Folding Tonneau Cover and other products are available in every state and province, enhancing the functionality and style of pickup trucks nationwide.

Steven Rossi, CEO of Worksport, commented, “We are eager to see our AL3 and other covers on pickup trucks across the United States, from California to Florida to New York. Our aim is to cater to a diverse range of vehicles, including models from Stellantis, General Motors, Ford, Nissan, and Toyota. Our vision has always been clear, and now we are actively executing it.”

The AL3 Hard-Folding Tonneau Cover has already generated significant interest with dealers that need tonneau covers that fit the popular truck models. As earlier mentioned Worksports Hard-folding cover fits the RAM by Stellantis, General Motors brands GMC and Chevrolet, Ford, Jeep by Stellantis, Nissan, and Toyota. This product, reflecting the pinnacle of American manufacturing and design, will be accessible through Worksport and Worksport dealers on Amazon, eBay, and Walmart, providing customers with various purchasing options.

Worksport’s focus on expanding its dealer network and enhancing product accessibility underlines its commitment to quality, innovation, and customer satisfaction. The Company looks forward to a future of continued growth and success in the North American market.

For further information, please visit Worksport’s official website for investors at investors.worksport.com.

About Worksport

Worksport Ltd. (Nasdaq: WKSP; WKSPW), through its subsidiaries, designs, develops, manufactures, and owns the intellectual property on a variety of tonneau covers, solar integrations, and NP (Non-Parasitic), Hydrogen-based true green energy solutions for the sustainable, clean energy, and automotive industries. Worksport currently maintains an active partnership with Hyundai for the SOLIS Solar cover. Additionally, Worksport’s hard-folding cover, designed and manufactured in-house, is compatible with RAM by Stellantis, General Motors brands GMC and Chevrolet, Ford, Jeep by Stellantis, Nissan, and Toyota pickup trucks. Worksport seeks to capitalize on the growing shift of consumer mindsets towards clean energy integrations with its proprietary solar solutions, mobile energy storage systems (ESS), and NP (Non-Parasitic), Hydrogen-based technology. Terravis Energy’s website is terravisenergy.com. For more information, please visit investors.worksport.com.

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Please follow the Company’s social media accounts on X (previously Twitter), Facebook, LinkedIn, YouTube, and Instagram (collectively, the “Accounts”), the links of which are links to external third party websites, as well as sign up for the Company’s newsletters at investors.worksport.com. The Company does not endorse, ensure the accuracy of, or accept any responsibility for any content on these third party websites other than content published by the Company.

Worksport strives to provide frequent updates of its operations to its community of investors, clients, and customers to maintain the highest level of visibility.

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Investors and others should note that the Company announces material financial information to our investors using our investor relations website, press releases, Securities and Exchange Commission (“SEC”) filings, and public conference calls and webcasts. The Company also uses the Accounts to announce Company news and other information. The information shared on the Accounts could be deemed to be material information. As a result, the Company encourages investors, the media, and others to review the information the Company publishes on the Accounts.

In order to comply with Regulation FD, the Company does not selectively disclose material non-public information on any Account. If there is any significant financial information, it is the policy of the Company to release it broadly to the public through a press release or SEC filing prior to publishing it on one of the Accounts.

For additional information, please contact: Steven Obadiah, Investor Relations, Worksport Ltd.

T: 1 (888) 554 8789 E: investors@worksport.com W:www.worksport.com

Forward-Looking Statements

The information contained herein may contain “forward-looking statements.” Forward-looking statements reflect the current view about future events. When used in this press release, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan,” “project,” “should,” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward-looking statements. As Worksport continues to innovate and expand the product line, it’s important to clarify the compatibility of Worksport’s hard-folding cover. This advanced accessory is designed to fit a variety of popular truck models, including RAM by Stellantis, GMC and Chevrolet from General Motors, Ford, as well as Jeep by Stellantis, Nissan, and Toyota pickup trucks. While we are proud of the broad compatibility of our product, we would like to emphasize that this does not imply exclusive partnerships with RAM by Stellantis, GMC, Chevrolet from General Motors, Ford, Jeep by Stellantis, Nissan, and/ or Toyota. Our commitment remains to provide high-quality, versatile truck accessories that meet the needs of a diverse range of customers and their vehicles. This statement looks forward to the possibilities that lie ahead while recognizing the current scope of our product’s reach and compatibility. This statement applies to RAM by Stellantis, GMC and Chevrolet from General Motors, Ford, as well as Jeep by Stellantis, Nissan, and Toyota, and to any other model for which we have not officially announced a partnership. Terravis Energy, a fully-owned subsidiary of Worksport LTD, may reference companies such as Tesla as examples for market development, given Tesla’s development of a heat pump. However, this does not imply that Terravis Energy has established a partnership with Tesla. Similar references to companies like Tesla in examples or explanations are purely informational and are used solely for the purpose of illustrating market trends or technological developments. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) supply chain delays; (ii) acceptance of our products by consumers; (iii) delays in or nonacceptance by third parties to sell our products; and (iv) competition from other producers of similar products. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the SEC, including, without limitation, our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC’s web site at www.sec.gov. As a result of these matters, changes in facts, assumptions not being realized or other circumstances, the Company’s actual results may differ materially from the expected results discussed in the forward-looking statements contained in this press release. The forward-looking statements made in this press release are made only as of the date of this press release, and the Company undertakes no obligation to update them to reflect subsequent events or circumstances.